UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2018
VOCERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)
(408) 882-5100
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12-b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operations and Financial Condition.
On July 26, 2018, Vocera Communications, Inc. (the “Company”) reported its financial results for the quarter ended June 30, 2018. A copy of the press release issued by the Company is furnished as Exhibit 99.01 to this report.
The information furnished with Item 2.02 of this report, including Exhibit 99.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2018, the Company’s Board of Directors (the “Board”) appointed Ronald Paulus to the Board as a Class III director, effective July 25, 2018.

There is no arrangement or understanding with any person pursuant to which Mr. Paulus was appointed as a member of the Board. There are also no family relationships between Mr. Paulus and any director or executive officer of the Company, and Mr. Paulus has no direct or indirect material interests in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Paulus will receive cash compensation in accordance with the Company’s existing compensation policy for non-employee directors, which is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 3, 2018. In addition, Mr. Paulus will be awarded, effective August 1, 2018, a certain number of restricted stock units calculated as $120,833 divided by the average daily closing price of our common stock as reported by the New York Stock Exchange during July 2018 (rounded down to the nearest two decimal places), which will vest on June 1, 2019, subject to Mr. Paulus’s continued service to the Company on the vesting date.
The Company also intends to enter into its standard form of indemnification agreement with Mr. Paulus. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 1, 2011.
A copy of the press release announcing Mr. Paulus’s appointment is attached as Exhibit 99.02 to this report.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.01	Press release dated July 26, 2018 regarding the Company’s financial results for the quarter ended June 30, 2018.
99.02	Press release dated July 26, 2018 regarding the appointment of Mr. Paulus to the Company’s Board of Directors.

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press release dated July 26, 2018 regarding the Company’s financial results for the quarter ended June 30, 2018.
99.02	Press release dated July 26, 2018 regarding the appointment of Mr. Paulus to the Company’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.
July 26, 2018	By:	/s/ Justin R. Spencer
Justin R. Spencer
Executive Vice President and Chief Financial Officer